PLAN AND AGREEMENT OF DISTRIBUTION PURSUANT TO RULE 12B-1


         PLAN AND AGREEMENT made as of the 11th day of June, 1999, by and between ACTIVA MUTUAL FUND TRUST, a Delaware business trust (hereinafter the "Trust"), and ACTIVA ASSET MANAGEMENT, LLC, a Michigan LLC (hereinafter the "Distributor").

         WHEREAS, the Trust engages in business as an open-end management investment company, and is registered as such under the Investment Company Act of 1940, as amended (the "Act"); and

         WHEREAS, the Trust desires to finance the distribution of the shares of beneficial interest ("shares"), of the Activa Mutual Funds (series of the Trust), except for the Money Market Fund, and for any additional such classes or series that may hereafter be offered to the public in accordance with this Plan and Agreement of Distribution pursuant to Rule 12b-1 under the Act (the "Plan and Agreement"); and

         WHEREAS, the Distributor desires to be retained to perform services in accordance with such Plan and Agreement and on said terms and conditions; and

         WHEREAS, this Plan and Agreement has been approved by a vote of the Board of Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust, as defined in the Act, and who have no direct or indirect financial interest in the operation of this Plan and Agreement (the "Disinterested Trustees") cast in person at a meeting called for the purpose of voting on this Plan and Agreement; and

         NOW, THEREFORE, the Trust adopts the Plan set forth herein and the Trust and the Distributor hereby enter into this Agreement pursuant to the Plan in accordance with the requirements of Rule 12b-1 under the Act, and provide and agree as follows:

                  1. The Plan is defined as those provisions of this document by which the Trust adopts a Plan pursuant to Rule 12b-1 under the Act and authorizes payments as described herein. The Plan shall not apply to Class R shares of the Activa Value Fund. The Agreement is defined as those provisions of this document by which the Trust retains the Distributor to provide distribution services as described herein. The Trust may retain the Plan notwithstanding termination of the Agreement. The Trust is hereby authorized to utilize the assets of the Trust to finance certain activities in connection with distribution of the Trust's shares.

                  2. Subject to the supervision of the Board of Trustees, the Trust hereby retains the Distributor to promote the distribution of shares of the Trust by providing services and engaging in activities as specified herein. The activities and services to be provided by the Distributor hereunder shall include one or more of the following: (a) the payment of compensation (including trail commissions and incentive compensation) to securities dealers, financial institutions and other organizations, which may include companies affiliated with the Distributor, that render distribution and administrative services in connection with the distribution of the shares of the Trust; (b) the printing and distribution of reports and prospectuses for the use of potential investors in the Trust; (c) the preparing and distributing of sales literature; (d) the providing of advertising and engaging in other promotional activities, including direct mail solicitation, and television, radio, newspaper and other media advertisements; (e) the qualification (other than auditing expenses) of the shares for sale in the states and jurisdictions where Trust sales are sold and the fees payable to each such state or jurisdiction for maintaining the qualification therein; and (f) the providing of support services in connection with the distribution of the Trust's shares, including but not limited to, office space and equipment, telephone facilities, answering routine inquires regarding the Trust, processing shareholder transactions and providing any other shareholder services not otherwise provided by the Trust's transfer agent and other services and activities as may from time to time be agreed upon by the Distributor and the Trust. Such reports and prospectuses, sales literature, advertising and promotional activities and other services and activities may be prepared and/or conducted either by companies affiliated with the Distributor or by third parties.

                  3. The Distributor hereby undertakes to use its best efforts to promote sales of shares of the Trust to investors by engaging in those activities specified in paragraph (2) above as may be necessary and as it from time to time believes will best further sales of such shares.

                  4. The Trust is hereby authorized to expend, out of the Trust's assets, on a monthly basis, and shall pay to the Distributor a maximum amount computed at an annual rate of
                  0.25 of 1% of the average daily net assets of the Trust during the month. The Trust's Board of Trustees shall from time to time determine the amounts, within the foregoing maximum amounts, that the Trust will pay the Distributor hereunder. No payments will be made by the Trust hereunder after the date of termination of the Plan and Agreement. Payment from the Value Fund will begin on September 1, 1999.

                  5. To the extent that obligations incurred by the Distributor out of its own resources to finance any activity primarily intended to result in the sales of shares of the Trust, pursuant to this Plan and Agreement or otherwise, may be deemed to constitute the indirect use of Trust assets, such indirect use of Trust assets is hereby authorized in addition to, and not in lieu of, any other payments authorized under this Plan and Agreement.

                  6. The Distributor shall provide to the Board of Trustees of the Trust, at least quarterly, a written report of all moneys spent by the Distributor on the activities and services specified in paragraph (2) above pursuant to the Plan and Agreement. Upon request, but no less frequently than annually, the Distributor shall provide to the Board of Trustees of the

                  Trust such information as may reasonably be required for it to review the continuing appropriateness of the Plan and Agreement.

                  7. This Plan and Agreement shall become effective immediately upon approval by a majority of the outstanding voting securities (as defined in the ___) of each Fund, and shall continue in effect until June ___, 2000 unless terminated as provided below. Thereafter, the Plan and Agreement shall continue in effect from year to year, provided that the continuance of each is approved at least annually by a vote of the Board of Trustees of the Trust, including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such continuance. The Plan may be terminated at any time, without penalty, by the vote of a majority of the Disinterested Trustees or by the vote of a majority of the outstanding voting securities of the Trust. The Distributor, or the Trust, by vote of a majority of the Disinterested Trustees or of the holders of a majority of the outstanding voting securities of the Trust, may terminate the Agreement under this Plan, without penalty, upon 30 days' written notice to the other party.

                  8. So long as the Plan remains in effect, the selection of persons to serve as Trustees of the Trust who are not "interested persons" of the Trust shall be committed to the discretion of the directors then in office who are not "interested persons" of the Trust. However, nothing contained herein shall prevent the participation of other persons in the selection and nomination process, provided that a final decision on any such selection or nomination is within the discretion of, and approved by, a majority of the Trustees of the Trust then in office who are not "interested persons" of the Trust.

                  9. This Plan may not be amended to increase the amount to be spent by the Trust hereunder without approval of a majority of the outstanding voting securities of the Trust. All material amendments to the Plan and Agreement must be approved by the vote of the Board of Trustees of the Trust including a majority of the Disinterested Trustees, cast in person at a meeting called for the purpose of voting on such amendment.

                  10. To the extent that this Plan and Agreement constitutes a Plan of Distribution adopted pursuant to Rule 12b-1 under the Act it shall remain in effect as such, so as to authorize the use by the Trust of its assets in the amounts and for the purposes set forth herein, notwithstanding the occurrence of an "assignment," as defined by the Act and the rules thereunder. To the extent it constitutes an agreement with the Distributor pursuant to a plan, it shall terminate automatically in the event of such "assignment." Upon a termination of the agreement with the Distributor, the Trust may continue to make payments pursuant to the Plan only upon the approval of a new agreement under this Plan and Agreement, which may or may not be with the Distributor, or the adoption of other arrangements regarding the use of the amounts authorized to be paid by the Trust hereunder, by the Trust's Board of Trustees in accordance with the procedures set forth in paragraph 7 above.

                  11. The Trust shall preserve copies of this Plan and Agreement and all reports made pursuant to paragraph 6 hereof, together with minutes of all Board of Trustees meetings at which the adoption, amendment of continuance of the Plan were considered (describing the factors considered and the basis for decision), for a period of not less than six years from the date of this Plan and Agreement, or any such reports or minutes, as the case may be, the first two years in an easily accessible place.

                  12. This Plan and Agreement shall be construed in accordance with the laws of the State of Michigan and applicable provisions of the Act. To the extent the applicable laws of the State of Michigan, or any provisions herein, conflict with the applicable provisions of the Act, the latter shall control.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Plan and Agreement on the 11th day of June, 1999.




                                          ACTIVA MUTUAL FUND TRUST


                                          By: ___________________________
ATTEST: ___________________________


                                          ACTIVA ASSET MANAGEMENT, LLC

                                          _______________________________


                                          By:____________________________

ATTEST: ___________________________

SCHEDULE RE EDUCATION AND BUSINESS HISTORY - ALLAN D. ENGEL


EDUCATION:

     North High School, Omaha, Nebraska
     Creighton University, Omaha, Nebraska, BSBA 1974
     Creighton University, Omaha, Nebraska, JD 1976

POSITIONS:

     April 18, 1988 continuing, Amway Management Company, 7575 East Fulton Road, Ada, Michigan 49355, President, Secretary and Director.

     October 1991 continuing, Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, Senior Manager-Investments & Real Estate.

     December 1991 continuing, Amway Capital Corp., 7575 East Fulton Road, Ada, Michgian 49355, Vice President, Secretary and Assistant Treasurer.

     December 1991 continuing, H.I., Inc., c/o Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, Secretary and Assistant Treasurer.

     December 1991 continuing, Ja-Ri Corporation, 7575 East Fulton Road, Ada, Michigan 49355, Secretary and Assistant Treasurer.

     November 1992 continuing, Amway Export VA, Co., 7575 East Fulton Road, Ada, Michigan 49355, Secretary and Assistant Treasurer.

     December 1992 continuing, Jay and Betty Van Andel Foundation, c/o Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, Secretary and Assistant Treasurer.

     September 1994 continuing, Plaza Towers Corp., 7575 East Fulton Road, Ada, Michigan 49355, Vice President, Secretary, and Director.

     September 1995 continuing, Amway Real Estate Corp., 7575 East Fulton Road, Ada, Michigan 49355, Vice President, Secretary, Assistant Treasurer and Director.

     September 1995 continuing, Auric Corp., 7575 East Fulton Road, Ada, Michigan 49355, Vice President, Secretary and Assistant Treasurer and Director.

     September 1995 continuing, Aviation, Inc., 7575 East Fulton Road, Ada, Michigan 49355, Vice President, Secretary, Assistant Treasurer and Director.

     September 1995 continuing, Emerald Maritime Service, Inc., c/o Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, Vice President, Secretary, Assistant Treasurer and Director.

     September 1995 continuing, Enterprise, Inc., c/o Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, Vice President, Secretary, Assistant Treasurer and Director..

           SCHEDULE RE BUSINESS AND EDUCATION HISTORY - ALLAN D. ENGEL

                                       -2-

     September 1995 continuing, Magic Carpet Aviation, 7575 East Fulton Road, Ada, Michigan 49355, Vice President, Secretary, Assistant Treasurer and Director.

     September 1995 continuing, Meadowbrooke Corp., 7575 East Fulton Road, Ada, Michigan 49355, Vice President, Secretary, Assistant Treasurer and Director.

     September 1995 continuing, Peter Island Estate Ltd., c/o Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, owns and operates Peter Island Yacht Club, Vice President, Secretary, Assistant Treasurer and Director.

     September 1995 continuing, Ultimate Marketing Corp., c/o Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, Vice President, Secretary, Assistant Treasurer and Director.

     February 1998 continuing, Amway Mutual Fund Trust, 7575 East Fulton Road, Ada, Michigan 49355, Vice President, Secretary, Assistant Treasurer and Director.

         SCHEDULE RE BUSINESS AND EDUCATION HISTORY - JAMES J. ROSLONIEC

EDUCATION:

     Catholic Central High School, Grand Rapids, Michigan
     Davenport College, Grand Rapids, Michigan, AS Degree 1965
     Central Michigan University, Mt. Pleasant, Michigan, BS Degree 1968

POSITIONS:

     1968-1970      Staff Member of C.H. Vannatter, CPA, Grand Rapids, Michigan

     1970-1972      Senior Internal Auditor of Gulf & Western Industries, Inc.,
                    Grand Rapids, Michigan

     1972-1974      Controller of Furniture City Manufacturing (a Gulf & Western
                    subsidiary), Grand Rapids, Michigan

     1974-1979      Manager of Internal Audit of Amway Corporation, Ada,
                    Michigan

     1979-1991      Vice President-Finance and Treasurer of Amway Corporation,
                    Ada, Michigan

     1991-Present   Vice President-Audit and Control of Amway Corporation, Ada,
                    Michigan

     September 18, 1989 continuing, H.I., Inc., c/o Amway Corporation, 7575 East Fulton Road, Ada, Michgian 49355, Vice President and Treasurer.

     December 13, 1991 continuing, Amway Capital Corporation, c/o Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, President and Treasurer.

     December 13, 1991 continuing, Ja-Ri Corporation, c/o Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, Vice President and Treasurer.

     August 31, 1992 continuing, Amway Export DV, Co., c/o Amway Corporation, 7575 East Fulton Road, Ada, Michgian 49355, Treasurer.

     November 12, 1992 continuing, Amway Export VA, Co., c/o Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, Vice President, Treasurer and Director.

     December 11, 1992 continuing, Jay and Betty Van Andel Foundation, c/o Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, Treasurer.

     September 1, 1995 continuing, Amway Real Estate Corp., 7575 East Fulton Road, Ada, Michigan 49355, President, Treasurer and Director.

     September 1, 1995 continuing, Auric Corp., c/o Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, President, Treasurer and Director.

         SCHEDULE RE BUSINESS AND EDUCATION HISTORY - JAMES J. ROSLONIEC

                                       -2-


     September 1, 1995 continuing, Aviation, Inc., 7575 East Fulton Road, Ada, Michigan 49355, President, Treasurer and Director.

     September 1, 1995 continuing, Emerald Maritime Service, Inc., c/o Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, President and Director.

     September 1, 1995 continuing, Enterprise, Inc., c/o Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, President, Treasurer and Director.

     September 1, 1995 continuing, Magic Carpet Aviation, Inc., 7575 East Fulton Road, Ada, Michigan 49355, President, Treasurer and Director.

     September 1, 1995 continuing, Meadowbrooke Corp., c/o Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, President, Treasurer and Director.

     September 1, 1995 continuing, Peter Island Estate Ltd., c/o Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, President, Treasurer and Director.

     September 1, 1995 continuing, Ultimate Marketing Corp., c/o Amway Corporation, 7575 East Fulton Road, Ada, Michigan 49355, President, Treasurer and Director.

     February 1998 continuing, Amway Mutual Fund Trust, 7575 East Fulton Road, Ada, Michigan 49355, President, Treasurer and Director..

     PROFESSIONAL ACTIVITIES:

         Member of Advisory Board to the Dean of Business Administration, Central Michigan University

         Board of Directors of the American Cancer Society, Kent County Unit

         Chairman of Development Task Force with American Cancer Society - Michigan Division

         Member of Advisory Board to the Accounting School, Grand Valley State University

         Board of Directors of the Protection Mutual Insurance Co.

         Member of Board at Blythefield Country Club.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.

         EDUCATION AND BUSINESS BACKGROUNDS OF INDIVIDUALS WHO DETERMINE
                  GENERAL INVESTMENT ADVICE GIVEN TO CLIENTS:

ANDERSON, KENNETH W. (1948)
EDUCATION:
Harvard Business College (MBA 1976)
Harvard College (BA 1970)

BUSINESS BACKGROUND:
Mr. Anderson joined the investment research department of Morgan Guaranty's Trust and Investment Division in 1976. Named as an assistant vice president in 1978, he moved to the Equity and Balanced Investment Management Group and was named vice president in 1980 and managing director in 1985. From 1987 to 1997, he was head of the J.P. Morgan Investment Management, Inc.'s London office. Mr. Anderson is currently co-head of global investments, a member of the Board of Directors, Vice Chairman and a managing director of J.P. Morgan Investment Management Inc.


AZELBY, JOSEPH K (1962)
EDUCATION:
New York University (MBA 1991)
Harvard University (BA 1984)

BUSINESS BACKGROUND:
Mr. Azelby is head of the Real Estate Group. Prior to assuming his current responsibilities, Mr. Azelby led the Mortgage Investment Strategy Group where, as a portfolio manager, he specialized in both public and private mortgages and other asset backed securities. He joined Morgan in 1985 after playing in the National Football League for the Buffalo Bills. Mr. Azelby is a Managing Director of the J.P. Morgan Investment Management Inc.

BANKS, KEITH T. (1955)
EDUCATION:
The Stern School of New York University (MBA 1990)
Columbia College (BA 1985)

BUSINESS BACKGROUND:
Mr. Banks is a managing director of the J.P. Morgan Investment Management Inc. and is the head of U.S. Equity. Previously, Mr. Banks had functional responsibility for Global Research and served as Head of U.S. Equity Research. Prior to joining Morgan in 1984, Mr. Banks held positions at The Home Insurance Company and at Allstate Insurance Company.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.
         EDUCATION AND BUSINESS BACKGROUNDS OF INDIVIDUALS WHO DETERMINE
                  GENERAL INVESTMENT ADVICE GIVEN TO CLIENTS:

BOHRER, JOSEPH S. (1962)
EDUCATION:
The Stern School of New York University (MBA 1990)
Columbia College (BA 1985)

BUSINESS BACKGROUND:
Mr. Bohrer is a vice president of J.P. Morgan Investment Management Inc. and is head of the Singapore office. Mr. Bohrer joined Morgan in New York in 1985 and became a fixed income portfolio manager in 1988. He transferred to London in1992, where he was a portfolio manager responsible for U.S. and global equity portfolios. In September 1996, he moved to Singapore.

DURBIN, CHRISTOPHER J. (1952)
EDUCATION:
Georgetown University (BSA/BA 1974)
Mr. Durbin also attended Tulane University and has done graduate work at the New York School for Social Research.

BUSINESS BACKGROUND:
Mr. Durbin is a managing director of J.P. Morgan Investment Management Inc. and is the co-head of Global Investments, with additional functional responsibility for Morgan's European Fixed Income business. Prior to assuming his current responsibility, Mr. Durbin was the global head of Fixed Income. From 1994 to 1996, he was head of the U.S. Fixed Income Group, after spending 14 years as a fixed income portfolio manager for institutional clients. Mr. Durbin joined Morgan in 1975 in the portfolio management area and moved into fixed income trading for four years.

LILLIS, GERARD W. (1956)
EDUCATION:
Cornell University (1977)
Graduate work at New York University

BUSINESS BACKGROUND:
Mr. Lillis is a managing director of J.P. Morgan Investment Management Inc. and head of Global Fixed Income. Mr. Lillis is also co-chairman of the Americas Management Team. Mr. Lillis moved to J.P. Morgan Investment Management in 1987 after spending nine years with J.P. Morgan's Corporate Finance Group. Starting in active fixed income portfolio management, in 1990 he became head of the private placement investment area.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.

         EDUCATION AND BUSINESS BACKGROUNDS OF INDIVIDUALS WHO DETERMINE
                  GENERAL INVESTMENT ADVICE GIVEN TO CLIENTS:

LUDDY, THOMAS M. (1952)
EDUCATION:
The Wharton School of the University of Pennsylvania (MBA 1976)
St. Peter's College (BS 1974)

BUSINESS BACKGROUND:
Mr. Luddy joined the Investment Research Department of Morgan Guaranty's Trust and Investment Division in 1976 and was made a vice president in 1980. He moved to the Division's equity group in 1982 as an equity portfolio manager. In 1984, he returned to research as head of the Division's equity research group. Mr. Luddy is currently global head of Equities and head of the macro-research group. He is a managing director of J.P. Morgan Investment Management Inc.

PAUL, WESLEY I. (1957)
BUSINESS BACKGROUND:
Mr. Paul is a managing director of J.P. Morgan Investment Management Inc. and is the head of the Emerging Markets Group and Global Functional Head of Currency. He is also responsible for global currency management and the firm's multi-markets and hedge fund activities. Prior to assuming these responsibilities, Mr. Paul was Global Head of Investments. From 1994 to 1996, he was the Global Functional Head of Fixed Income, after spending several years responsible for the non-U.S. fixed income portfolio management activities of the firm. He joined Morgan in 1975, becoming a portfolio manager in 1983.

SMITH, LAURENCE R. (1958)
EDUCATION:
UC Berkeley (MBA 1981)
University of Florida (BS 1979)

BUSINESS BACKGROUND:
Mr. Smith is global head of Asset Allocation and Balanced Account Management worldwide, a position he assumed in 1994. Previously, he was co-head of the Fixed Income group. Mr. Smith joined Morgan in 1981 as a member of the Research Department, doing quantitative research on all asset classes. He is a Chartered Financial Analyst. Mr. Smith is a managing director of J.P. Morgan Investment Management Inc.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.

         EDUCATION AND BUSINESS BACKGROUNDS OF INDIVIDUALS WHO DETERMINE
                  GENERAL INVESTMENT ADVICE GIVEN TO CLIENTS:

TEATOM, ROBERT J. (1953)
EDUCATION:
Graduate work at New York University
State University of New York at Albany (1975)

BUSINESS BACKGROUND:
Mr. Teatom is a managing director of J.P. Morgan Investment Management Inc. and is head of the U.S. Fixed Income Group. Mr. Teatom is responsible for U.S. active fixed income strategy and the coordination of global fixed income strategy for U.S. investors. He also has oversight responsibility for short-term and intermediate fixed income products and the Stable Value Product. Mr. Teatom joined Morgan Guaranty in 1975 as a trader of money market and U.S. Government securities before becoming a portfolio manager. Moving to London in 1986, he managed both dollar and non-dollar fixed income portfolios and returned to New York in 1989.

UNREIN, LAWRENCE M. (1956)
EDUCATION:
Wharton School, University of Pennsylvania (MBA 1988)
State University of New York (BA 1979)

BUSINESS BACKGROUND:
Mr. Unrein is a managing director of J.P. Morgan Investment Management Inc. Mr. Unrein joined J.P. Morgan Investment in 1997 as a Vice President. He is the Head of the Private Equity Group. Prior to joining JPMIM in 1997, Mr. Unrein spent 17 years with AT&T Investment Management Corp. (ATTIMCO), an investment management subsidiary of AT&T, where he was responsible for managing the public and private equity and fixed income portion of $80 billion in corporate employee benefit funds. He is also a Chartered Financial Analyst (CFA) and a Certified Public Accountant (CPA). He serves on the Board of Directors at Hamilton Services Corp. and Falcon Cable Corp. He is the Treasurer at Malcolm Baldridge, Quality Award Foundation. He is also on numerous Private Equity Advisory Boards such as Morgan Stanley Capital Partners, New Enterprises Associates, APA Excelsior, Accel, Asian Infrastructrue, Butler Capital, Hellman & Friedman, TA Associates, Saunders, Karp, Megrue, North Bridge Ventures and Prudential Asia.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.

      EDUCATION AND BUSINESS BACKGROUND OF MORGAN'S BOARD OF DIRECTORS AND
                             OTHER CHIEF OFFICERS:

ANDERSON, KENNETH W.
See previous discussion of individual who determine investment advice.

DELLA PIETRA, ANTHONY PAUL JR. (1960)
EDUCATION:
University of Virginia (JD 1985)
Boston College (BS 1982)

BUSINESS BACKGROUND:
Mr. Della Pietra is the global head of Legal for Asset Management Services, incorporating J.P. Morgan Investment Management and the Private Client Group. Prior to joining Morgan in 1994, Mr. Della Pietra was an Associate in the Corporation Department of the law firm Davis Polk & Wardell. Mr. Dell Pietra worked in the Legal Department in Hong Kong before moving to New York in 1998 to head the Asset Management Legal Department. Mr. Della Pietra is a managing director and the Secretary of J.P. Morgan Investment Management Inc.
GARRITY, JEFF MICHAEL (1952)
EDUCATION:
Columbia University (MBA 1981)
Harvard College (BS 1976)

BUSINESS BACKGROUND:
Mr. Garrity is head of Institutional Clients for the Americas and co-chair of the America's Management team. Before assuming his current responsibilities, Mr. Garrity was global head of Defined Contribution and Mutual Funds businesses. Prior to moving to J.P. Morgan Investment Management in 1994, he held a variety of positions with J.P. Morgan including head of private equity in UPMSI. Mr. Garrity joined Morgan in 1981. Mr. Garrity is a member of the Board of Directors and is a managing director or J.P. Morgan Investment Management Inc.

PFEFFER, DAVID M. (1959)
EDUCATION:
University of Delaware (BS 1981)

BUSINESS BACKGROUND:
Mr. Pfeffer is the Chief Financial Officer and controller of Morgan. Mr. Pfeffer joined Morgan in 1984 after working in public accounting. Prior to assuming his current responsibilities, Mr. Pfeffer served as the Controller of Morgan Guaranty Trust Company in Sao Paolo, Brazil. Mr. Pfeffer is a Certified Public Accountant. Mr. Pfeffer is a Vice President of J.P. Morgan Investment Management Inc.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.

      EDUCATION AND BUSINESS BACKGROUND OF MORGAN'S BOARD OF DIRECTORS AND
                             OTHER CHIEF OFFICERS:

SCHAPPERT, KEITH M. (1951)
EDUCATION:
Harvard Business (BA 1973)

BUSINESS BACKGROUND:
Mr. Schappert joined Morgan Guaranty in 1973. He was named an assistant vice president and fixed income manager in 1978, specializing in publicly traded fixed income securities. Appointed a vice president in 1980, he became a senior investment officer in 1982 and head of the fixed income group in 1983. Mr. Schappert is the president and managing director of J.P. Morgan Investment Management Inc. and a member of its Board of Directors.

SCHMIDLIN, JOHN WILLIAM (1947)
EDUCATION:
St. John's University (BS 1969)

BUSINESS BACKGROUND:
Mr. Schmidlin is head of Technology and Operations for Asset Management Services, incorporating J.P. Morgan Investment Management and the Private Client Group. He began his career at J.P. Morgan in 1969 in Stock Transfer, becoming head of the department in 1985. In 1986, he was promoted from senior vice president of Morgan Guaranty Trust Co. to president of Morgan Shareholder Services Trust, formed that year as a wholly-owned subsidiary of J.P. Morgan & Co. In 1988, Mr. Schmidlin was reassigned to head Treasury Operations in New York. In 1991, he relocated to London to head Technology and Operations in Global Technology Operations--Europe. In 1993, he returned to New York to become Global Business Head of Securities Trust and Information Services, which included all of the operating products. In 1997, he became head of Global Technology and Operations for the newly-formed Asset Management Services. Mr. Schmidlin is a member of the Board of Directors and is a managing director of J.P. Morgan Investment Management Inc.

SLOANE, ISABEL HOYT (1950)
EDUCATION:
Smith College (BA 1973)

BUSINESS BACKGROUND:
Ms. Sloane is the global head of Human Resources for Asset Management Services, incorporating J.P. Morgan Investment Management and the Private Client Group. Prior to joining JPMIM, she was with the J.P. Morgan's Employee Relations, Staffing and Technology Department from 1992-1995. She has held numerous positions in Global Markets, including as Chief Operating Officer from 1989-1992. Ms. Sloane joined Morgan in 1973. Ms. Sloane is a member of the Board of Directors and is a managing director of J.P. Morgan Investment Management Inc.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                     J.P. MORGAN INVESTMENT MANAGEMENT, INC.

      EDUCATION AND BUSINESS BACKGROUND OF MORGAN'S BOARD OF DIRECTORS AND
                             OTHER CHIEF OFFICERS:

VAN HASSEL, GILBERT (1957)
EDUCATION:
Catholic University of Louvain (Belgium) (MBA)
Purdue University (MA)
USFIA (Belgium) (BA)

BUSINESS BACKGROUND:
Mr. Van Hassel is head of AMS Asia and President and CEO of J.P. Morgan Trust Bank in Japan. He joined J.P. Morgan in Brussels in 1983 and has undertaken assignments with J.P. Morgan in Foreign Exchange, Corporate Finance, Securities Clearing and Lending and Fixed Income Sales and Trading Management, with assignments locations in Brussels, New York, Tokyo, and Singapore. Mr. Van Hassel is a member of the Board of Directors and is a managing director of J.P. Morgan Investment Management Inc.

VAN RIEL, HENDRIK GUILLAUME FRANCOIS (1950)
EDUCATION:
New York University (MBA 1974) (BA 1972)

BUSINESS BACKGROUND:
Mr. van Riel is head of Asset Management Services Europe, including J.P. Morgan Investment Management Inc. Prior to assuming this responsibility, he was head of the Investment Management European client group. He joined Morgan's Treasury Operation in 1983 and held various positions in Brazil, Belgium, the UK, and Italy before joining Investment Management in New York in 1995. Mr. van Riel is a member of the Board of Directors and is a managing director of J.P. Morgan Investment Management Inc.

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                           VAN KAMPEN MANAGEMENT INC.

POWERS, RICHARD FRANCIS III (1946)
EDUCATION:
Columbia University (MBA-Finance & Accounting, 1972) Boston College (BS-Science & Marketing, 1967)

BUSINESS BACKGROUND:

CURRENTLY:
Director, CEO, President and Chairman of:
         Van Kampen System Inc. (since 6/98)
         American Capital Contractual Services, Inc. (since 6/98)
         Van Kampen Investments Inc. (since 6/98)
         Van Kampen Exchange Corporation (since 6/98)

Director, CEO and Chairman of:
         Van Kampen Recordkeeping Services Inc. (6/98)

Director and CEO of:
         Van Kampen Management Inc. (since 6/98)
         Van Kampen Advisors Inc. (since 6/98)
         Van Kampen Asset Management Inc. (since 6/98)
         Van Kampen Investment Advisory Corp. (since 6/98)
         Van Kampen Funds Inc. (since 6/98)
         Van Kampen Investor Services Inc. (since 6/98)

Director and CEO of:
         Van Kampen Insurance Agency of Illinois Inc. (since 6/98)

Executive Vice President and Director of Marketing of:
         Morgan Stanley Dean Witter & Co. (since 6/72)

President, Chief Executive Office and Chairman of:
         River View International Inc. (since 8/98)

MR. POWERS HAS SERVED AS:
         Director, President and Chief Executive Officer of:
                  VK/AC Holding, Inc. (7/98-7/98)

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                           VAN KAMPEN MANAGEMENT INC.

MCDONNELL, DENNIS JOHN (1942)
EDUCATION:
University of California, Los Angeles (UCLA) (MA-Economic Theory, 1968) Loyola University of Chicago (BS-Economics, 1965)

BUSINESS BACKGROUND:

CURRENTLY:
Director & Chairman of:
         MCM Asia Pacific Co., LTD (since 10/88)

Director, President & COO of:
         Van Kampen Management Inc. (since 1/92)
         Van Kampen Investment Advisory Corp. (since 3/83)
         Van Kampen Asset Management Inc. (since 6/95)
         Van Kampen Advisors Inc. (since 6/95)

Director & Executive Vice President of:
         Van Kampen Investments Inc. (since 2/93)

Director of:
         Global Decisions Group LLC (since 4/85)
         MCM Group, Inc. (since 8/96)
         McCarthy, Crisanti & Maffei, S.A. (since 2/92)
         McCarthy, Crisanti & Maffei, Inc. (since 5/85)

Agent of:
         Van Kampen Funds Inc. (since 3/83)

MR. MCDONNELL HAS SERVED AS:
         Director & Executive Vice President of:
                  VK/AC Holding, Inc. (2/93-7/98)

         Director of:
                  Van Kampen Merritt Equity Holdings Corp. (4/92-4/97)

         Director & President of:
                  Van Kampen Merritt Equity Advisors Corp. (4/92-5/98)

         Director & Chairman of:
                  VSM Inc. (7/94-7/96)

         Director, President & COO of:
                  VCJ Inc. (7/94-7/96)

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                           VAN KAMPEN MANAGEMENT INC.

RYBAK, WILLIAM ROBERT (1951)
EDUCATION:
Lewis University (BA-Accounting, 1973)

BUSINESS BACKGROUND:

CURRENTLY:
Executive Vice President & CFO of:
         Van Kampen Trust Company (since 12/94)
         Van Kampen Investor Services Inc. (since 12/94)

Executive Vice President, CFO & Director of:
         River View International Inc. (since 8/98)
         Van Kampen Insurance Agency of Illinois Inc. (since 3/96) Van Kampen Advisors Inc. (since 12/94)
         American Capital Contractual Services, Inc. (since 12/94) Van Kampen Exchange Corp. (since 12/94)
         Van Kampen Investments Inc. (since 9/91)
         Van Kampen Recordkeeping Services Inc. (since 1/97)
         Van Kampen System Inc. (since 5/96)
         Van Kampen Asset Management Inc. (since 12/94)
         Van Kampen Management Inc. (since 1/92)
         Van Kampen Investment Advisory Corp. (since 9/87)
         Van Kampen Funds Inc. (since 7/86)

Chairman of the Board of:
         Alliance Banc Corp. (since 7/90)

MR. RYBAK HAS SERVED AS:
         Executive Vice President, Director, CFO and Treasurer of:
                  Van Kampen Merritt Equity Holdings Corp. (4/92-4/97) Van Kampen Merritt Equity Advisors Corp. (4/92-5/98)

         Executive Vice President, Director and CFO of:
                  VCJ Inc. (7/94-7/96)
                  VK/AC Holding, Inc. (2/93-7/98)

         Executive Vice President, CFO and Treasurer of:
                  American Capital Shareholders, Inc. (12/94-7/96)

         Executive Vice President & CFO of:
                  VSM Inc. (7/94-7/96)

         Senior Vice President, CFO & Treasurer of:
                  American Capital Management and Research, Inc. (12/94-1/95) American Capital T.A., Inc. (12/94-12/94)

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                           VAN KAMPEN MANAGEMENT INC.

MR. RYBAK HAS SERVED AS - CONTINUED:

         Vice President, CFO & Treasurer of:
                  Van Kampen American Capital Services, Inc. (12/94-4/97) American Capital Partner, Inc. (12/94-12/94)
                  American Capital Custodial Services, Inc. (12/94-12/94) Common Sense Investment Advisors (12/94-12/94)

         Vice President & CFO of:
                  Van Kampen/American Capital Marketing, Inc. (12/94-1/95)

         Vice President of:
                  Advantage Capital Credit Services, Inc. (12/94-4/97) Advantage Capital Corp. (12/94-1/96)
                  Advantage Capital Insurance Agency, Inc. (12/94-1/96) Advantage Capital Insurance Agency of Alabama, Inc. (12/94-1/96)
                  Advantage Capital Insurance Agency of Hawaii, Inc.
                  (12/94-1/96)
                  Advantage Capital Insurance Agency of Massachusetts, Inc. (12/94-1/96)
                  Advantage Capital Insurance Agency of Ohio, Inc. (12/94-1/96) Advantage Capital Insurance Agency of Oklahoma, Inc. (12/94-1/96)

         Asst. Treasurer of:
                  McCarthy, Crisanti & Maffei, Inc. (6/95-8/96)

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                           VAN KAMPEN MANAGEMENT INC.

SANTO, MICHAEL A. (1955)
EDUCATION:
St. John's University (MBA-Controllership, 1980)
Villanova University (BBA-Accounting, 1977)

BUSINESS BACKGROUND:

CURRENTLY:
Director, Executive Vice President and Chief Administrative Officers of:
         Van Kampen Management Inc. (since 12/98)
         Van Kampen Advisors Inc. (since 12/98)
         Van Kampen Asset Management Inc. (since 12/98)
         Van Kampen Investment Advisory Corp. (since 12/98)
         Van Kampen Funds Inc. (since 12/98)
         Van Kampen Investor Services Inc. (since 12/98)

Director of:
         American Capital Contractual Service, Inc. (since 12/98)
         Van Kampen Exchange Corporation Inc. (since 12/98)
         Van Kampen Insurance Agency of Illinois, Inc.
         Van Kampen Recordkeeping Services Inc. (since 12/98)
         Van Kampen System Inc. (since 12/98)

Executive Vice President and Chief Administration Office of:
         Van Kampen Investments Inc. (since 12/98)

MR. SANTO HAS SERVED AS:
         First VP and Asst. Controller of:
                  Dean Witter Reynolds Inc. (4/84-11/98)

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                           VAN KAMPEN MANAGEMENT INC.

SMITH, A. THOMAS III (1956)
EDUCATION:
St. Louis University Law School (JD, 1984)
St. Louis Business School (MBA, 1983)
Wabash College (BA-Religion & Philosophy)

BUSINESS BACKGROUND:

CURRENTLY:
Director, Executive Vice President, Gen. Coun. and Assistant Secretary of:
         Van Kampen Management Inc. (since 2/99)
         Van Kampen Advisors Inc. (since 2/99)
         Van Kampen Asset Management Inc. (since 2/99)
         American Capital Contractual Services, Inc. (since 2/99)
         Van Kampen Exchange Corp. (since 2/99)
         Van Kampen Insurance Agency of Illinois Inc. (since 2/99)
         Van Kampen Investment Advisory Corp. (since 2/99)
         Van Kampen Investor Services Inc. (since 2/99)
         Van Kampen Recordkeeping Services Inc. (since 2/99)
         River View International Inc. (since 2/99)
         Van Kampen System Inc. (since 2/99)
         Van Kampen Funds Inc. (since 2/99)

Director, Executive Vice President, Gen. Coun. and Secretary of:
         Van Kampen Investments Inc. (since 2/99)

MR. SMITH HAS SERVED AS:
         Vice President and Assoc. Gen. Counsel of:
                  New York Life Insurance Company 1/94-1/99)

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                           VAN KAMPEN MANAGEMENT INC.

KOWALSKI, DAVID RICHARD (1957)
EDUCATION:
University of Illinois (Major in Design, 1975-1979)

BUSINESS BACKGROUND:

CURRENTLY:
Vice President & COO of:
         Van Kampen Management Inc. (since 1/92)
         Van Kampen Investments Inc. (since 9/91)
         Van Kampen Investment Advisory Corp. (since 1/89)
         Van Kampen Funds Inc. (since 5/85)
         Van Kampen Asset Management Inc. (since 6/95)
         Van Kampen Advisors Inc. (since 6/95)
         Van Kampen Investor Services Inc. (since 6/95)
         Van Kampen Insurance Agency of Illinois Inc. (since 3/96) Van Kampen Recordkeeping Services Inc. (since 1/97)

CCO of:
         McCarthy, Crisanti & Maffei, S.A. (since 12/92)

MR. KOWALSKI HAS SERVED AS:
         Vice President & CCO of:
                  VSM Inc. (7/94-7/96)
                  VCJ Inc. (7/94-7/96)

         CCO of:
                  Van Kampen Merritt Global Emerging Markets Advisor, L.P. (7/94-1/96)
                  McCarthy, Crisanti & Maffei, Inc. (1/90-8/96)
                  Van Kampen Merritt Equity Advisors Corp. (4/92-5/98)

                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                           VAN KAMPEN MANAGEMENT INC.

TREICHEL, EDWARD ALLEN (1943)
EDUCATION:
University of Iowa (Ph.D.-Finance and Monetary Economics, 1976)
University of Iowa (MA-Finance and Monetary Economics, 1969)
University of Iowa (BBA-Finance and Monetary Economics, 1965)

BUSINESS BACKGROUND:

CURRENTLY:
Senior Vice President of:
         Van Kampen Management Inc. (since 1/92)

Agent of:
         Van Kampen Funds Inc. (since 4/87)

MR. TREICHEL ALSO SERVED AS:
         Senior Vice President of:
                  Van Kampen American Capital Investment Advisory Corp. (4/87-3/98)

                         ARK ASSET MANAGEMENT CO., INC.
              GROWTH-AT-A-REASONABLE PRICE (GARP) TEAM BIOGRAPHIES

     CLIENT COMMUNICATIONS

     Joseph P. Scanlon, Jr., Managing Director
     B.S., M.B.A., Graduate Assistant-Economics, St John's University (1973) Managing Director, Equity Portfolio Management Services, Ark Asset management Co., Inc. (1989-Present)
     Senior Vice President, Lehman management Co., Inc. (1983-1989)
     Vice President, Director of New Business/Client Servicing, Institutional Investment Division, Citibank (1978-1982)
     Vice President, Director of Marketing, Asset Management Division, Loeb Rhoades & Co., Inc. (1974-1978)

     PORTFOLIO MANAGERS

     C. Charles Hetzel, CFA, Vice-Chairman
     B.S., University of Utah (1963)
     M.B.A., Columbia Graduate School of Business Admin. (1965)
     Vice-Chairman, Ark Asset Management Co., Inc. (1989-Present)
     Vice-Chairman, Lehman Management Co., Inc. (1985-1989)
     President, The Lehman Corporation
     Vice-Chairman, The Lehman Investors Fund, Inc. (1984-1985)
     Executive Vice President & Director, Lehman Management Co., Inc.
     (1974-1984)
     Managing Director, Lehman Brothers, Executive Vice President & Director, The One William Street Fund (1973-1984) Vice President & Director of Research, The Lehman Corporation (1970-1973) Security Analyst, The Lehman Corporation (1965-1970)

     John E. Bailey, CFA, Managing Director
     B.A., University of Pennsylvania (1973-1976)
     M.B.A., Harvard Business School (1978-1980)
     Managing Director, Ark Asset Asset Management Co., Inc. (1993-Present) Equity Portfolio Manager, Managing Partner (Pasadena Office),
     Loomis, Sayles (1984-1993)
     Equity Portfolio Manager, First Pacific Advisors (1980-1983)
     Lending Representative, National Bank of North America (1976-1978)

                         ARK ASSET MANAGEMENT CO., INC.
              GROWTH-AT-A-REASONABLE PRICE (GARP) TEAM BIOGRAPHIES

                                       -2-

     PORTFOLIO MANAGERS

     Steven M. Steiner, Managing Director
     B.S., Pennsylvania State University (1965)
     M.B.A., Northwestern Graduate School of Management (1966)
     Managing Director, Ark Asset Management Co., Inc. (1990-Present) Managing Director, Equitable Capital management Corp. (1986-1990) Managing Director, Equitable Investment Management Corp. (1981-1986) Portfolio Manager, Neuberger & Berman (1981)
     Vice President, Equitable Life (1969-1980)
     1st Lieutenant, U.S. Army (1966-1968)

     William G. Steuernagel, CFA, Managing Director
     B.S., M.B.A., Boston University (1972)
     Managing Director, Ark Asset Management Co., Inc. (1993-Present)
     Senior Manager & Portfolio Manager, Ark Asset Management Co., Inc. (1989-1993)
     First Vice President & Analyst/Portfolio Manager, Lehman Management Co., Inc. (1988-1989)
     Vice President & Analyst/Portfolio Manager, Butler Capital (1987-1988) First Vice President & Security Analyst, Lehman Management Co., Inc. (1983-1987)
     Senior Investment Officer, Mellon Bank East (1972-1983)

     James G. Pontone, Senior Manager
     B.A., Skidmore College (1982)
     M.B.A., New York University, Stern School of Business (1989)
     Portfolio Manager, Ark Asset Management Co., Inc. (1995-Present)
     Portfolio Manager/Analyst, Mitchell Hutchins Institutional Investors (1994) Vice President, Mitchell Hutchins Institutional Investors (1992-1994) Associate, Morgan Stanley Asset Management (1991-1992)
     Assistant Trader, Spear, Leeds & Kellogg, Inc. (1986-1987)
     Investment Executive, Paine Webber, Inc. (1985-1986)
     Registered Representative, Merrill Lynch & Co. (1983-1985)

                          SCHEDULE RE BUSINESS HISTORY
                  STATE STREET RESEARCH AND MANAGEMENT COMPANY

Arpiarian, Tanya               Vice President             State Street Research & Management Co.

Bangs, Linda L.                Vice President             State Street Research & Management Co.

Barnwell, Amy F.               Vice President             State Street Research & Management Co.

Beaudry, Matthew F.            Vice President             State Street Research & Management Co.

Bennett, Peter C.              Director & Executive       State Street Research & Management Co.
                                  Vice President
                               Vice President             State Street Research Capital Trust
                               Vice President             State Street Research Exchange Trust
                               Vice President             State Street Research Financial Trust
                               Vice President             State Street Research Growth Trust
                               Vice President             State Street Research Master Investment Trust
                               Vice President             State Street Research Equity Trust
                               Director                   State Street Research Investment Services, Inc.
                               Director & Chairman        Boston Private Bank & Trust Co.
                                  of Exec. Comm.
                               Vice President             State Street Research Income Trust
                               Vice President             State Street Research Portfolios, Inc.
                               Vice President             State Street Research Securities Trust
                               President & Director       Christian Camps & Conferences, Inc.
                               Chairman & Trustee         Gordon College

Bochman, Kathleen              Vice President             State Street Research & Management Co.

Borzilleri, John               Sr. Vice President         State Street Research & Management Co.
                               Vice President-4/98        State Street Research & Management Co.
                               (until 4/98)
                               Vice President             Montgomery Securities
                               (until 6/97)

Bray, Michael J.               Sr. Vice President         State Street Research & Management Co.
                               Vice President             State Street Research & Management Co.
                               (until 4/98)

Brezinski, Karen               Vice President             State Street Research & Management Co.

Brown, Susan H.                Vice President             State Street Research & Management Co.

Buffum, Andrea L.              Vice President             State Street Research & Management Co.

Burbank, John F.               Sr. Vice President         State Street Research & Management Co.





Cabrera, Jesus A.              Sr. Vice President         State Street Research & Management Co.
                               Vice President             State Street Research & Management Co.
                               (until 4/98)
                               Vice President             State Street Research Capital Trust

Calame, Mara D.                Vice President and         State Street Research & Management Co.
                               and Assistant Secretary
                               Vice President and         State Street Research Energy, Inc.
                               Assistant Counsel

Canavan, Joseph W.             Sr. Vice President         State Street Research & Management Co.
                               Vice President             State Street Research & Management Co.
                               (until 4/98)
                               Assistant Treasurer        State Street Research Equity Trust
                               Assistant Treasurer        State Street Research Financial Trust
                               Assistant Treasurer        State Street Research Income Trust
                               Assistant Treasurer        State Street Research Money Market Trust
                               Assistant Treasurer        State Street Research Tax-Exempt Trust
                               Assistant Treasurer        State Street Research Capital Trust
                               Assistant Treasurer        State Street Research Exchange Trust
                               Assistant Treasurer        State Street Research Growth Trust
                               Assistant Treasurer        State Street Research Master Investment Trust
                               Assistant Treasurer        State Street Research Securities Trust
                               Assistant Treasurer        State Street Research Portfolios, Inc.

Carstens, Linda C.             Vice President             State Street Research & Management Co.
                               Vice President             State Street Research Investment Services, Inc.

Clifford, Jr., Paul J.         Vice President             State Street Research & Management Co.
                               Vice President             State Street Research Tax-Exempt Trust

Coleman, Thomas J.             Vice President             State Street Research & Management Co.

Cullen, Terrence J.            Vice President and         State Street Research & Management Co.
                               Counsel, and Asst.
                               Secretary
                               Vice President and         Keystone-Evergreen
                               Counsel (until 2/98)

D'Vari, Ronald                 Vice President             State Street Research & Management Co.

Depp, Maureen G.               Vice President             State Street Research & Management Co.
                               Vice President             Wellington Management Company
                               (until 9/97)

DeVeuve, Donald                Vice President             State Street Research & Management Co.

DiFazio, Susan M.W.            Vice President             State Street Research & Management Co.
                               Sr. Vice President         State Street Research Investment Services, Inc.


Dillman, Thomas J.             Sr. Vice President         State Street Research & Management Co.
                               Vice President             State Street Research Securities Trust

Drake, Susan W.                Vice President             State Street Research & Management Co.

Dudley, Catherine              Sr. Vice President         State Street Research & Management Co.
                               Sr. Portfolio Manager      Chancellor Capital Management
                               (until 2/98)

Duggan, Peter J.               Sr. Vice President         State Street Research & Management Co.

Even, Karen K.                 Vice President             State Street Research & Management Co.

Federoff, Alex G.              Vice President             State Street Research & Management Co.

Fee, Richard E.                Vice President             State Street Research & Management Co.
                               Vice President             CIGNA Retirement & Investment Services
                               (until 3/97)
                               Vice President             State Street Research Investment Services, Inc.

Feliciano, Rosalina            Vice President             State Street Research & Management Co.

Ficco, Bonnie A.               Vice President             State Street Research & Management Co.

Fochtman, Jr., Leo             Vice President             State Street Research & Management Co.

Fromm, Stuart                  Vice President             State Street Research & Management Co.
                               Vice President             State Street Research Investment Services, Inc.

Gardner, Michael D.            Sr. Vice President         State Street Research & Management Co.

Geer, Bartlett R.              Sr. Vice President         State Street Research & Management Co.
                               Vice President             State Street Research Equity Trust
                               Vice President             State Street Research Income Trust
                               Vice President             State Street Securities Trust

Giroux, June M.                Vice President             State Street Research & Management Co.

Govoni, Electra                Vice President             State Street Research & Management Co.

Grace, Evan                    Vice President             State Street Research & Management Co.

Granger, Allison               Vice President             State Street Research & Management Co.

Haggerty, Bryan D.             Vice President             State Street Research & Management Co.





Hamilton, Jr., William A.      Sr. Vice President         State Street Research & Management Co.
                               Treasurer & Director       Ellis Memorial and Eldredge House
                               Treasurer & Director       Nautical & Aviation Publishing Company, Inc.
                               Treasurer & Director       North Conway Institute

Hanson, Phyllis                Vice President             State Street Research & Management Co.

Haverty, Jr., Lawrence J.      Sr. Vice President         State Street Research & Management Co.
                               Vice President             State Street Research Capital Trust

Healy, Laura J.                Vice President             State Street Research & Management Co.

Heineke, George R.             Vice President             State Street Research & Management Co.

Hickman, Joanne                Sr. Vice President         State Street Research & Management Co.
                               Managing Director          Zurich Investment Management
                               (until 1/98)
                               Sr. Vice President         State Street Research Investment Services, Inc.

Huang, Jesse C.                Vice President             State Street Research & Management Co.

Jackson, Jr., F. Gardner       Sr. Vice President         State Street Research & Management Co.
                               Vice President             State Street Research Equity Trust
                               Trustee                    Certain trusts of related and non-related
                                   Individuals
                               Trustee & Chairman         Vincent Memorial Hospital
                                 of the Board

Jamieson, Frederick H.         Sr. Vice President         State Street Research & Management Co.
                               Vice President and         State Street Research Investment Services, Inc.
                                 Asst. Treasurer
                               Vice President and         SSRM Holdings, Inc.
                                 Asst. Treasurer
                               Vice President and         Metlife Securities, Inc.
                               Controller (until 1/97)

Jodka, Richard                 Sr. Vice President         State Street Research & Management Co.
                               Portfolio Manager          Frontier Capital Management
                               (until 1/98)
                               Vice President             State Street Research Capital Trust





Kallis, John H.                Sr. Vice President         State Street Research & Management Co.
                               Vice President             State Street Research Financial Trust
                               Vice President             State Street Research Income Trust
                               Vice President             State Street Research Money Market Trust
                               Vice President             State Street Research Portfolios, Inc.
                               (until 11/98)
                               Vice President             State Street Research Tax-Exempt Trust
                               Vice President             State Street Research Securities Trust
                               Trustee                    705 Realty Trust

Kasper, M. Katherine           Vice President             State Street Research & Management Co.
                               Vice President             State Street Research Investment Services, Inc.

Kern, Stephen                  Vice President             State Street Research & Management Co.

Kiessling, Dyann H.            Vice President             State Street Research & Management Co
                               Vice President             State Street Research Money Market Trust

King, Stephen                  Vice President             State Street Research & Management Co.
                               Vice President             State Street Research Investment Services, Inc.

Kluiber, Rudolph K.            Sr. Vice President         State Street Research & Management Co.
                               Vice President             State Street Research & Management Co.
                               (until 4/98)
                               Vice President             State Street Research Capital Trust

Kuhn, Stephen P.               Vice President             State Street Research & Management Co.

Langholm, Knut                 Vice President             State Street Research & Management Co.
                               Director                   State Street Research (Luxembourg)

Leary, Eileen M.               Vice President             State Street Research & Management Co.

Levanson, David E.             Vice President             State Street Research & Management Co.

Lomasney, Mary T.              Vice President             State Street Research & Management Co.
                               Business Analyst           Fidelity Investments

Marinella, Mark A.             Sr. Vice President         State Street Research & Management Co.
                               Portfolio Manager          STW Fixed Income Management, Ltd.
                               (until 9/98)

Maurer, Jacqueline J.          Vice President             State Street Research & Management Co.





McNamara, III, Francis J.      Executive Vice             State Street Research & Management Co.
                                 President, Secretary
                                 and General Counsel
                               Executive Vice             State Street Research Investment Services, Inc.
                                 President, Clerk
                                 General Counsel
                               Sec'y & Gen'l Counsel      State Street Research Master Investment
                                      Trust
                               Sec'y & Gen'l Counsel      State Street Research Capital Trust
                               Sec'y & Gen'l Counsel      State Street Research Exchange Trust
                               Sec'y & Gen'l Counsel      State Street Research Growth Trust
                               Sec'y & Gen'l Counsel      State Street Research Securities Trust
                               Sec'y & Gen'l Counsel      State Street Research Equity Trust
                               Sec'y & Gen'l Counsel      State Street Research Financial Trust
                               Sec'y & Gen'l Counsel      State Street Research Income Trust
                               Sec'y & Gen'l Counsel      State Street Research Money Market Trust
                               Sec'y & Gen'l Counsel      State Street Research Tax-Exempt Trust
                               Sec'y & Gen'l Counsel      State Street Research Portfolios, Inc.
                               Sec'y & Gen'l Counsel      SSRM Holdings, Inc.

Maus, Gerard p.                Director, Executive        State Street Research & Management Co.
                                 Vice President,
                                 Treasurer, Chief
                                 Financial Officer and
                                 Chief Administrative
                                 Officer
                               Treasurer                  State Street Research Equity Trust
                               Treasurer                  State Street Research Financial Trust
                               Treasurer                  State Street Research Income Trust
                               Treasurer                  State Street Research Money Market Trust
                               Treasurer                  State Street Research Tax-Exempt Trust
                               Treasurer                  State Street Research Capital Trust
                               Treasurer                  State Street Research Exchange Trust
                               Treasurer                  State Street Research Growth Trust
                               Treasurer                  State Street Research Master Investment Trust
                               Treasurer                  State Street Research Portfolios, Inc.
                               Treasurer                  State Street Research Securities Trust
                               Director, Executive        State Street Research Investment Services, Inc.
                                 Vice President,
                                 Treasurer and Chief
                                 Financial Officer
                               Director                   Metric Holdings, Inc.
                               Director                   Certain wholly-owned subsidiaries of
                                                                Metric Holdings, Inc.
                               Treasurer and Chief        SSRM Holdings, Inc.
                                 Financial Officer
                               Treasurer (until 1/97)     MetLife Securities, Inc.
                               Director                   State Street Research (Luxembourg)


Milder, Judith J.              Sr. Vice President         State Street Research & Management Co.

Miller, Joan D.                Sr. Vice President         State Street Research & Management Co.
                               Sr. Vice President         State Street Research Investment Services, Inc.
                               (until 6/97)

Moore, Jr., Thomas P.          Sr. Vice President         State Street Research & Management Co.
                               Vice President             State Street Research Capital Trust
                               (until 11/96)
                               Vice President             State Street Research Exchange Trust
                               (until 2/97)
                               Vice President             State Street Research Growth Trust
                               (until 2/97)
                               Vice President             State Street Research Master Investment Trust
                               (until 2/97)
                               Vice President             State Street Research Equity Trust
                               Director                   Hibernia Savings Bank
                               Governor on the            Association for Investment Management &
                                 Board of Governors            Research
                               Vice President             State Street Research Portfolios, Inc.

Morey, Andrew                  Vice President             State Street Research & Management Co.

Mulligan, JoAnne C.            Sr. Vice President         State Street Research & Management Co.

Orr, Stephen C.                Vice President             State Street Research & Management Co.
                               Member                     Technology Analysts of Boston
                               Member                     Electro-Science Analysts (of NYC)

Paddon, Steven W.              Vice President             State Street Research & Management Co.

Pannell, James C.              Sr. Vice President         State Street Research & Management Co.
                               Vice President             State Street Research & Management Co.
                               (until 4/97)

Peters, Kim M.                 Sr. Vice President         State Street Research & Management Co.
                               Vice President             State Street Research Securities Trust

Pierce, James D.               Vice President             State Street Research & Management Co.

Poritzky, Dean E.              Vice President             State Street Research & Management Co.
                               Portfolio Manager          State Street Research & Management Co.
                               (unitl 4/97)

Pyle, David J.                 Vice President             State Street Research & Management Co.
                               Analyst                    Oak Value Capital Management
                               (until 4/97)

Ragsdale, E.K. Easton          Sr. Vice President         State Street Research & Management Co.
                               Vice President             State Street Research Financial Trust


Ranson, Clifford               Vice President             State Street Research & Management Co.
                               Director of Special        NatWest Markets
                                 Situations

Rawlins, Jeffrey A.            Sr. Vice President         State Street Research & Management Co.

Rice III, Daniel Joseph        Sr. Vice President         State Street Research & Management Co.
                               Vice President             State Street Research Equity Trust

Richards, Scott                Vice President             State Street Research & Management Co.
                               Vice President             State Street Research Securities Trust

Romich, Douglas A.             Sr. Vice President         State Street Research & Management Co.
                               Vice President             State Street Research & Management Co.
                               (until 4/98)
                               Assistant Treasurer        State Street Research Equity Trust
                               Assistant Treasurer        State Street Research Financial Trust
                               Assistant Treasurer        State Street Research Income Trust
                               Assistant Treasurer        State Street Research Money Market Trust
                               Assistant Treasurer        State Street Research Tax-Exempt Trust
                               Assistant Treasurer        State Street Research Capital Trust
                               Assistant Treasurer        State Street Research Exchange Trust
                               Assistant Treasurer        State Street Research Growth Trust
                               Assistant Treasurer        State Street Research Master Investment Trust
                               Assistant Treasurer        State Street Research Securities Trust
                               Assistant Treasurer        State Street Research Portfolios, Inc.

Ryan, Michael J.               Sr. Vice President         State Street Research & Management Co.
                               Vice President             Delaware Management
                               (until 1/98)

Sanderson, Derek               Sr. Vice President         State Street Research & Management Co.
                               Sr. Vice President         Freedom Capital Management
                               (until 10/97)

Saperstone, Paul               Vice President             State Street Research & Management Co.

Schrage, Michael               Vice President             State Street Research & Management Co.

Schultz, David C.              Executive Vice President   State Street Research & Management Co.
                               Director & Treasurer       Mafraq Hospital Association (Mafraq, Jordan)
                               Member                     Association of Investment Management Sales
                                   Executives
                               Member, Investment         Lexington Christian Academy
                                 Committee





Shaver, Jr., C. Troy           Executive Vice President   State Street Research & Management Co.
                               President, Chief           State Street Research Investment Services, Inc.
                                 Executive Officer
                                 and Executive Vice
                                 President

Shean, William G.              Vice President             State Street Research & Management Co.

Shively, Thomas A.             Director and Executive     State Street Research & Management Co.
                                 Vice President
                               Vice President             State Street Research Income Trust
                               Vice President             State Street Research Financial Trust
                               Vice President             State Street Research Money Market Trust
                               Vice President             State Street Research Tax-Exempt Trust
                               Director                   State Street Research Investment Services, Inc.
                               Vice President             State Street Research Securities Trust
                               Vice President             State Street Research Portfolios, Inc.
                               (until 11/98)

Shoemaker, Richard D.          Sr. Vice President         State Street Research & Management Co.

Stambaugh, Kenneth             Vice President             State Street Research & Management Co.
                               Asst. Vice President       State Street Research & Management Co.
                               (until 9/97)

Strelow, Dan R.                Sr. Vice President         State Street Research & Management Co.

Stolberg, Thomas               Vice President             State Street Research & Management Co.

Swanson,                       Sr. Vice President         State Street Research & Management Co.
     Amy McDermott

Trebino, Anne M.               Sr. Vice President         State Street Research & Management Co.
                               Vice President             SSRM Holdings, Inc.

Verni, Ralph F.                Chairman, President,       State Street Research & Management Co.
                                 Chief Executive
                                 Officer and Director
                               Chairman, President,       State Street Research Capital Trust
                                 Chief Executive
                                 Officer & Trustee
                               Chairman, President,       State Street Research Exchange Trust
                                 Chief Executive
                                 Officer & Trustee
                               Chairman, President,       State Street Research Growth Trust
                                 Chief Executive
                                 Officer & Trustee
                               Chairman, President,       State Street Research Master Investment Trust
                                 Chief Executive
                                 Officer & Trustee


                               Chairman, President,       State Street Research Securities Trust
                                 Chief Executive
                                 Officer & Trustee
                               Chairman, President,       State Street Research Equity Trust
                                 Chief Executive
                                 Officer & Trustee
                               Chairman, President,       State Street Research Financial Trust
                                 Chief Executive
                                 Officer & Trustee
                               Chairman, President,       State Street Research Income Trust
                                 Chief Executive
                                 Officer & Trustee
                               Chairman, President,       State Street Research Money Market Trust
                                 Chief Executive
                                 Officer & Trustee
                               Chairman, President,       State Street Research Portfolios, Inc.
                                 Chief Executive
                                 Officer & Trustee
                               Chairman, President,       State Street Research Tax-Exempt Trust
                                 Chief Executive
                                 Officer & Trustee
                               Chairman & Director        State Street Research Investment Services, Inc.
                                 (President & Chief
                                   Executive Officer
                                   Until 2/96)
                               Chairman & Director        Metric Holdings, Inc.
                               Director & Officer         Certain wholly-owned subsidiaries of Metric
                                                               Holdings, Inc.
                               Chairman of the Board      MetLife Securities, Inc.
                                 and Director (until 1/97)
                               President, Chief           SSRM Holdings, Inc.
                                 Executive Officer
                                 and Director
                               Director                   Colgate University
                               Director                   State Street Research (Luxembourg)
                               Chairman & Director        SSR Realty Advisors, Inc.

Wade, Dudley Freeman           Sr. Vice President         State Street Research & Management Co.
                               Vice President             State Street Research Growth Trust
                               Vice President             State Street Research Master Investment Trust

Wallace, Julie K.              Vice President             State Street Research & Management Co.

Walsh, Tucker                  Vice President             State Street Research & Management Co.

Watts, Evan D., Jr.            Vice President             State Street Research & Management Co.
                               Vice President             State Street Research Investment Services, Inc.





Weiss, James M.                Executive Vice             State Street Research & Management Co.
                                 President
                               Sr. Vice President         State Street Research & Management Co.
                               (until 6/98)
                               Vice President             State Street Research Exchange Trust
                               Vice President             State Street Research Financial Trust
                               Vice President             State Street Research Growth Trust
                               Vice President             State Street Research Securities Trust
                               Vice President             State Street Research Capital Trust
                               Vice President             State Street Research Equity Trust
                               Vice President             State Street Research Income Trust
                               Vice President             State Street Research Master Investment Trust
                               Vice President             State Street Research Portfolios, Inc.

Welch, Timothy                 Vice President             State Street Research & Management Co.

Westvold,                      Sr. Vice President         State Street Research & Management Co.
     Elizabeth McCombs         Vice President             State Street Research Securities Trust

Wilkins, Kevin                 Sr. Vice President         State Street Research & Management Co.
                               Vice President             State Street Research & Management Co.
                               (until 7/97)
                               Sr. Vice President         State Street Research Investment Services, Inc.
                                 (Vice President until 9/98)
                               Vice President             Fidelity Investments
                                 (until 7/97)

Wilson, John T.                Sr. Vice President         State Street Research & Management Co.
                               Vice President             State Street Research & Management Co.
                               (until 4/98)
                               Vice President             State Street Research Equity Trust
                               Vice President             State Street Research Master Investment Trust

Wing, Darman A.                Sr. Vice President,            State Street Research & Management Co.
                                 Assistant Secretary,
                                 and Assistant General
                                 Counsel
                               Vice President                 State Street Research & Management Co.
                               (until 4/98)
                               Sr. Vice President             State Street Research Investment Services,
                                and Assistant Clerk                     Inc.
                               Asst. Secretary &              State Street Research Capital Trust
                                 Asst. General Counsel
                               Asst. Secretary &              State Street Research Exchange Trust
                                 Asst. General Counsel
                               Asst .Secretary &              State Street Research Growth Trust
                                 Asst. General Counsel
                               Asst. Secretary &              State Street Research Master Investment
                                 Asst. General Counsel                  Trust
                               Asst Secretary and             State Street Research Securities Trust


                                 Asst. General Counsel
                               Asst Secretary and             State Street Research Equity Trust
                                 Asst. General Counsel
                               Asst Secretary and             State Street Research Financial Trust
                                 Asst. General Counsel
                               Asst Secretary and             State Street Research Income Trust
                                 Asst. General Counsel
                               Asst Secretary and             State Street Research Money Market Trust
                                 Asst. General Counsel
                               Asst Secretary and             State Street Research Tax-Exempt Trust
                                 Asst. General Counsel
                               Asst Secretary and             State Street Research Portfolios, Inc.
                                 Asst. General Counsel
                               Asst Secretary and             SSRM Holdings, Inc.
                                 Asst. General Counsel

Woodbury, Robert S.            Vice President             State Street Research & Management Co.

Woodworth, Jr., Kennard        Sr. Vice President         State Street Research & Management Co.
                               Vice President             State Street Research Exchange Trust
                               Vice President             State Street Research Growth Trust
                               Vice President             State Street Research Securities Trust

Wu, Norman N.                  Sr. Vice President         State Street Research & Management Co.
                               Partner                    Atlantic-Action Realty
                               Director                   Bond Analysts Society of Boston

Zuger, Peter A.                Sr. Vice President         State Street Research & Management Co.
                               Vice President             State Street Research Equity Trust
                               Portfolio Manager          American Century Investment Management
                               (until 9/98)


                   SCHEDULE RE BUSINESS HISTORY AND EDUCATION
                               NICHOLAS-APPLEGATE


NICHOLAS, ARTHUR EDWARD (1946)
EDUCATION:
San Diego State University (B.S. Finance & Economics 1972)
NASD Series 2, 3, 7, 24, 63, & 65

BUSINESS BACKGROUND:
Nicholas-Applegate Capital Mngmnt (6/84 to Present) - Managing Partner Nicholas-Applegate Securities (5/96 to Present) - President Nicholas-Applegate Securities (12/92 to Present) - Chairman Nicholas-Applegate Capital Management (6/84 to Present) - Managing Partner;
         CIO; President of General Partner
The Pacific Century Group & Security Pacific Bank (7/81 to 8/84) - Division VP &
         Managing Director
San Diego Trust & Savings Bank (5/71 to 7/81) - Division VP

SOMHEGYI, CATHERINE C. (1959)
EDUCATION:
University of Southern California (M.B.A. Finance 1984, B.S. - Bus. Admin. 1981) Richmond College of London (1981)
NASD Series 7, 63 & 65

BUSINESS BACKGROUND:
Nicholas-Applegate Capital Mngmnt (02/96 to Present) - Partner - CIO - Global
         Equity Management
Nicholas-Applegate Capital Mngmnt (04/87 to Present) - Port. Manager Professional Asset Securities, Inc. (04/86 to 04/87) - VP - Corporate Devel. Pacific Century Group (02/86 to 03/86) - Account Executive
Unemployed (12/85 to 1/86)
Aaron Spelling Production, Inc. (06/84 to 11/85) - Mgr of Financial Planning &
         Analysis

ROBERTSON, FREDERICK S. (1949)
EDUCATION:
Cornell University (B.S. 1972)
College of William & Mary (M.B.A. 1974)
NASD Series 2, 3 & 65

BUSINESS BACKGROUND:
Nicholas-Applegate Capital Management (07/96 to Present) - CIO - Fixed Income Nicholas-Applegate Capital Management (05/95 to 07/96) - Sr Portfolio Manager Criterion Rogge Global Advisers, Inc. (02/93 to Present) - VP
Criterion Investment Management Company (12/91 to 05/95) - Exec. VP

MCDONNELL, JOHN J.P. (1952)
EDUCATION:
Watford College of Technology, England (FCCA, Financial Accounting 1980) Harrow College of Technology, England (ACMA, Management Accounting 1976)

BUSINESS BACKGROUND:
Nicholas-Applegate Capital Management (08/98 to Present - COO American Express Travel Related Services (04/78 to 06/98) - CFO

JORDON, JILL B. (1943)
EDUCATION:
New York University (M.B.A. Finance 1975)
Pennsylvania State University (B.S. Math 1965)
NASD Series 7, 26, 63 & 65

BUSINESS BACKGROUND:
Nicholas-Applegate Capital Management (09/97 to Present - Head of Global Sales
         and Marketing
Nicholas-Applegate Securities (09/97 to Present) - Sr VP and Head of
         Institutional Business
Smith Barney Inc. (01/89 to 09/97) - Managing Director
Matuschka Moser Partners (01/87 to 12/88) - Partner, Marketing & Client Services

                      The index for the financial data schedule required by Rule 483 for Class A follows:
--------------------------------------------------------------------------------
ITEM NO.          ITEM DESCRIPTION                                  RESPONSE
--------------------------------------------------------------------------------
6-03              Investments - cost.                               170,550,608
6-04-4            Investments.                                      173,010,160
6-04-6            Receivables.                                          494,219
6-04-8            Other assets.                                       6,895,769
                  Balancing amount to total assets.                         -0-
6-04-9            Total assets.                                     180,400,148
6-04              Accounts payable for securities.                          -0-
6-04-13           Senior long-term debt.                                    -0-
                  Balancing amount to total liabilities.                444,743
6-04-14           Total Liabilities.                                    444,743
6-04-16           Senior equity securities.                                 -0-
6-04-16           Paid-in-capital - common shareholders.            153,012,562
6-04-16           Number of shares or units - current period.        25,036,114
6-04-16           Number of shares or units - prior period.          17,999,216
6-04-17(a)        Accumulated undistributed net investment                6,548
                  income (current year)
                  Overdistribution of net investment income.                -0-
6-04-17(b)        Accumulated undistributed net realized                    -0-
                  gains (losses).
                  Overdistribution of realized gains.                   578,288
6-04-17(c)        Accumulated net unrealized appreciation             2,459,552
                  (depreciation).
6-04-19           Net assets.                                       179,820,020
6-07-1(a)         Dividend income.                                    3,040,736
6-07-1(b)         Interest income.                                      200,443
6-07-1(c)         Other income.                                          12,380
6-07-2            Expenses - net.                                     1,588,370
6-07-6            Net investment income (loss).                       1,665,189
6-07-7(a)         Realized gains (losses) on investments.            25,406,792
6-07-7(d)         Net increase (decrease) in appreciation           (10,357,465)
                  (depreciation).
6-07-9            Net increase (decrease) in net assets resulting    16,714,516
                  from operations.
6-09-2            Net equalization charges and credits.                     -0-
6-09-3(a)         Distributions from net investment income.           1,662,878
6-09-3(b)         Distributions from realized gains.                 25,670,393
6-09-3(c)         Distributions from other sources.                         -0-
6-09-4(b)         Number of shares sold.                              8,659,484
6-09-4(b)         Number of shares redeemed.                          5,307,166
6-09-4(b)         Number of shares issued - reinvestment.             3,684,581
6-09-5            Total increase (decrease).                         40,791,830
6-09-6            Accumulated undistributed net investment                5,862
                  income (prior year).
6-04-17(b)        Accumulated undistributed net realized gains              -0-
                  (prior year).
                  Overdistribution of net investment income                 -0-
                  (prior year).
                  Overdistribution of net realized gains                295,171
                  (prior year).

--------------------------------------------------------------------------------
                                   FORM N-SAR
--------------------------------------------------------------------------------
72F               Gross advisory fees.                                  864,715
72P               Interest Expense.                                         -0-
72X               Total expenses (gross).                             1,619,676
75                Average net assets.                               160,477,572
--------------------------------------------------------------------------------
                                    FORM N-1A
--------------------------------------------------------------------------------
9                 Net asset value per share - beginning of                 7.73
                  period.
9                 Net investment income (loss) per share.                   .08
9                 Net realized and unrealized gain (loss) per share.        .68
9                 Dividends per share from net investment income.           .08
9                 Distributions per share from realized gains.             1.23
9                 Per share returns of capital and distributions from       -0-
                  other sources.
9                 Net asset value per share - end of period.               7.18
9                 Ratio of expenses to average net assets.                  1.0
4(b)              Average debt outstanding during period.                   -0-
4(b)              Average debt outstanding per share.                       -0-

       The index for the financial data schedule required by Rule 483 for
                                Class R follows:
--------------------------------------------------------------------------------
ITEM NO.         ITEM DESCRIPTION                                     RESPONSE
6-03             Investments - cost.                                170,550,608
6-04-4           Investments.                                       173,010,160
6-04-6           Receivables.                                           494,219
6-04-10          Other assets.                                        6,895,769
                 Balancing amount to total assets.                          -0-
6-04-11          Total assets.                                      180,400,148
6-05             Accounts payable for securities.                           -0-
6-04-15          Senior long-term debt.                                     -0-
                 Balancing amount to total liabilities.                 444,743
6-04-16          Total Liabilities.                                     444,743
6-04-16          Senior equity securities.                                  -0-
6-04-16          Paid-in-capital - common shareholders.             153,012,562
6-04-16          Number of shares or units - current period.             18,916
6-04-16          Number of shares or units - prior period.                  -0-
6-04-17(a)       Accumulated undistributed net investment                 6,548
                 income (current year)
                 Overdistribution of net investment income.                 -0-
6-04-17(b)       Accumulated undistributed net realized                     -0-
                 gains (losses).
                 Overdistribution of realized gains.                    578,288
6-04-17(c)       Accumulated net unrealized appreciation              2,459,552
                 (depreciation).
6-04-20          Net assets.                                            135,385
6-07-1(a)        Dividend income.                                     3,040,736
6-07-1(b)        Interest income.                                       200,443
6-07-1(c)        Other income.                                           12,380
6-07-2           Expenses - net.                                      1,588,370
6-07-7           Net investment income (loss).                        1,665,189
6-07-7(a)        Realized gains (losses) on investments.             25,406,792
6-07-7(d)        Net increase (decrease) in appreciation           (10,357,465)
                 (depreciation).
6-07-9           Net increase (decrease) in net assets resulting     16,714,516
                 from operations.
6-09-3           Net equalization charges and credits.                      -0-
6-09-3(a)        Distributions from net investment income.                1,625
6-09-3(b)        Distributions from realized gains.                      19,517
6-09-3(c)        Distributions from other sources.                          -0-
6-09-4(b)        Number of shares sold.                                  15,908
6-09-4(b)        Number of shares redeemed.                                 -0-
6-09-4(b)        Number of shares issued - reinvestment.                  3,008
6-09-7           Total increase (decrease).                          40,791,830
6-09-8           Accumulated undistributed net investment                 5,862
                 income (prior year).
6-04-17(b)       Accumulated undistributed net realized gains               -0-
                 prior year).
                 Overdistribution of net investment income                  -0-
                 (prior year).
                 Overdistribution of net realized gains                 295,171
                 (prior year).

--------------------------------------------------------------------------------
                                   FORM N-SAR
--------------------------------------------------------------------------------
72F              Gross advisory fees.                                   864,715
72P              Interest Expense.                                          -0-
72X              Total expenses (gross).                              1 619,676
76               Average net assets.                                     98,870
--------------------------------------------------------------------------------
                                    FORM N-1A
--------------------------------------------------------------------------------
10                Net asset value per share - beginning of                 8.42
                  period.
10                Net investment income (loss) per share.                   .09
10                Net realized and unrealized gain (loss) per share.       (.02)
10                Dividends per share from net investment income.           .10
10                Distributions per share from realized gains.             1.23
10                Per share returns of capital and distributions from       -0-
                  other sources.
10                Net asset value per share - end of period.               7.16
10                Ratio of expenses to average net assets.                  1.0
4(b)              Average debt outstanding during period.                   -0-
4(b)              Average debt outstanding per share.                       -0-

                                AMWAY MUTUAL FUND
                                    FORM N-1A

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(a) Under the Securities Act of 1933, and has duly caused this Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized in the Township of Ada, and State of Michigan, on the day of June 11, 1999.

--------------------------------------------------------------------------------

                                                         AMWAY MUTUAL FUND TRUST

--------------------------------------------------------------------------------

                                                  By   /S/ JAMES J. ROSLONIEC
                                                       JAMES J. ROSLONIEC
                                                       President
--------------------------------------------------------------------------------

         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated:
--------------------------------------------------------------------------------

Signature                      Title and Capacity                          Date

--------------------------------------------------------------------------------


/S/JAMES J. ROSLONIEC               Principal Executive and       June 11, 1999
------------------------------
   JAMES J. ROSLONIEC               Financial Officer and
                                    Trustee


/S/ ALLAN D. ENGEL                  Principal Accounting          June 11, 1999
---------------------------------
   ALLAN D. ENGEL                   Officer and Trustee


RICHARD A. DEWITT          Trustee

DONALD H. JOHNSON          Trustee

WALTER T. JONES            Trustee

RICHARD E. WAYMAN          Trustee


By  /S/ JAMES J. ROSLONIEC                                  June 11, 1999
     JAMES J. ROSLONIEC
     (Attorney-in-Fact)